WORLD Investor Event February 10, 2020 Exhibit 99.2

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. 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These forward-looking statements include, without limitation, statements regarding our business strategy, prospective products and goals, the therapeutic potential of our investigational gene therapies, the design, commencement, enrollment and timing of ongoing or planned clinical trials, clinical trial results, product approvals and regulatory pathways, potential regulatory approvals and the timing thereof, anticipated benefits of our gene therapy platform including potential impact on our commercialization activities, the expected benefits and results of our implementation of the plato™ platform in our clinical trials and gene therapy programs, the expected safety profile of our investigational gene therapies, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated products, the market opportunity for and anticipated commercial activities relating to our investigational gene therapies, and statements regarding the Company’s financial and cash position and expected cash reserves. 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These risks and uncertainties include, but are not limited to, the risk that any one or more of AVROBIO’s investigational gene therapies will not be successfully developed or commercialized, the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators or of encountering challenges in the enrollment or dosing in such clinical trials, the risk that AVROBIO may not realize the intended benefits of our gene therapy platform, the risk that our investigational gene therapies or procedures in connection with the administration thereof will not have the safety or efficacy profile that we anticipate, the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving AVROBIO’s investigational gene therapies, the risk that we will be unable to obtain and maintain regulatory approvals for our investigational gene therapies, the risk that the size and growth potential of the market for our investigational gene therapies will not materialize as expected, risks associated with our dependence on third-party suppliers and manufacturers, risks regarding the accuracy of our estimates of expenses and future revenue, risks relating to our capital requirements and needs for additional financing, and risks relating to our ability to obtain and maintain intellectual property protection for our investigational gene therapies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato is a trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners.

Giving people with genetic disease  freedom for life. MISSION

GAUCHER “Bone pain feels like gut-wrenching spikes. If I breathe, it goes away. But you can’t make a bone crisis go away.” “We need to help people understand the ‘invisible’ devastating pain and fatigue caused by this disease.” FABRY CYSTINOSIS “My mom kind of explained: we have a tsunami in the back and a tornado in the front…when I’m 40 or 50 years old, who knows how healthy I will be? I may not be strong, I may not be able to [do] my job.“

Key takeaways Growing Fabry data set continues to support potential first-line use 9 patients now dosed across Phase 1 and Phase 2 trials Early cystinosis data suggests potential gene therapy impact Cystine level reductions in granulocytes and skin; urine volume reduction Reporting data across 3 gene therapy programs in 2020 Continued readouts expected across Fabry, cystinosis and Gaucher trials Initial platoTM in-vivo enzyme levels 4x greater than academic process 1-month plasma enzyme level for first Fabry patient dosed with plato vs. initial Phase 2 patients plato automated manufacturing operational in US and AU Europe in progress

Thought leaders Stephanie Cherqui Ph.D. University of California, San Diego, CA Mark Thomas MBBS (Syd)., FRACP Royal Perth Hospital, Perth, Australia Jeffrey A. Medin Ph.D. Medical College of Wisconsin, Milwaukee, WI

Multiple programs in the clinic Investigational Gene Therapy Proof-of-Concept IND-Enabling Phase 1/2 Commercial Rights Fabry AVR-RD-01 AVROBIO Gaucher AVR-RD-02 AVROBIO Cystinosis AVR-RD-04 AVROBIO Pompe AVR-RD-03 AVROBIO Phase 2 Phase 1/2 Phase 1/2 10 patients dosed; 3 programs actively recruiting IND: Investigational New Drug

Addressing multi-billion dollar market opportunity Disease Est. Cost Per Patient Per Year Approx. 2018 Net Sales Selected Companies Fabry $1.4B Gaucher $1.4B Pompe $1B Cystinosis $0.2B CURRENT STANDARD OF CARE COSTS Sources: Rombach S et al, Orphanet J Rare Dis, 2013; van Dussen L et al, Orphanet J Rare Dis, 2014; WAC pricing from Redbook; 2018 Net Sales from company annual and other reports * for Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate) Note: Shire acquired by Takeda in 2019 $320k $250k-400k $500k $625k-700k*

Lifelong treatments vs. potential single-dose therapy Treatment burden Enzyme or protein level DISEASE PROGRESSION CONTINUES DISEASE PROGRESSION COULD HALT OR REVERSE Enzyme Replacement Therapy (ERT) Temporary bolus of enzyme, not curative Bi-Weekly ERT Plasma Pharmacokinetics of ERT Life-long infusions Transient, intermittent elevation Bi-weekly IV infusions AVROBIO Gene Therapy Designed for 24/7 expression of protein, curative potential Functional Protein Expression in Transduced HSCs and Their Progeny 24/7 expression One-Time Gene Therapy Long-term, continuous elevation Single IV infusion ERT: Enzyme Replacement Therapy; IV: Intravenous; HSC: Hematopoietic Stem Cells

Established ex vivo lentiviral approach Transduce with lentiviral vector carrying normal gene GENE THERAPY APPROACH Select CD34+ stem cells Collect mobilized blood 3 2 1 Harvest and freeze 4 Infuse 5

Cystinosis AVR-RD-04

Goals for gene therapy in cystinosis UNMET NEEDS: Kidney function Unmet needs: renal Fanconi syndrome, proteinuria, chronic kidney disease, kidney failure Vision Unmet needs: corneal cystine accumulation, photophobia, involuntary eyelid closure CNS complications Unmet needs: myopathy, hypotonia, tremors, difficulty swallowing, neurodevelopmental issues (speech and walking delay and cognitive impairment) Endocrine disorders Unmet needs: softening/weakening of bones, bone pain, rickets, long bone deformations, hypophosphatemia, delayed growth, hypothyroidism, pancreatic insulin insufficiency, diabetes, infertility Everyday burden of illness and life expectancy Unmet needs: medications multiple times per day that cause GI discomfort and sulfur body and breath smell, shortened lifespan Sources: Ariceta G et al, Nephrol Dial Transplant, 2015; Elmonem M et al, Orphanet Journal of Rare Diseases, 2016; Gahl et al, NEJM, 2002; Bois et al, J Med Genet, 1976 CNS: Central Nervous System; GI: Gastrointestinal

NORMAL LYSOSOME CYSTINOSIS LYSOSOME Cystinosis caused by defective gene that encodes cystinosin, an exporter protein Cysteine (monomer of cystine) Cystine (dimer) Functional exporter protein (Cystinosin) Defective exporter protein (Cystinosin) Cystine crystals Cystine crystals build up in lysosomes causing tissue and organ damage Source: Cherqui et al, Nat Rev Nephrol. 2017

Macrophages with CTNS transgene restore cystine recycling to CTNS-ve cells via: Tunneling nanotubes – transfer of corrected lysosomes, cystinosin, CTNS mRNA Exosomes / Microvesicles – transfer of cystinosin, CTNS mRNA Net result: Corrected lysosomes in cells throughout the body Mechanisms of action Drug product-derived macrophages restore normal cystine recycling NORMAL LYSOSOME CYSTINOSIS LYSOSOME Nanotube Sources: Naphade, Stem Cells, 2015. Harrison, Molecular Therapy, 2013. CTNS: cystinosin, lysosomal cystine transporter; mRNA: Messenger Ribonucleic Acid Exosomes Microvesicles

Preclinical cystinosis data AVR-RD-04 preclinical proof-of-concept demonstrated1 Significantly decreased cystine levels in multiple tissues Cystine Content Level (nmol half cystine/mg protein) Cytinosis KO mice2 with established disease 32 weeks post-treatment Cystinosis KO mouse Sca1+ BM cells Human cystinosin gene n = 8–12 mice/group/experiment Data bars at the 95% confidence interval for the group Untreated cystinosis KO mice Cystinosis KO mice post AVRO gene therapy AVR-RD-04 Sources: 1Harrison et al., Molecular Therapy, 2013; 2Cherqui et al., Mol Cell Biol, 2002; Error bars represent means ±SD; Group comparisons of cystine content parameters were made with one-way analysis of variance, followed by t-test Note: Females in CTNS-/- mouse model excessively accumulate cystine crystals in kidneys compared to males, unlike cystinosis patients where there is no difference in males and females KO: Knockout; BM: Bone Marrow; p<0.05 p<0.05 p<0.05

Allogeneic transplant demonstrated stabilized renal function, corrected polyuria and improved photophobia Elmonem M A et al, Am. J. Transplant, 2018; HSC: Hematopoietic Stem Cell; HLA: Human Leukocyte Antigen; GvHD: Graft vs Host Disease Allogenic HSC Transplant University Hospital Leuven 16 year old male Diagnosed at 2.7 years old, started on cysteamine Age 15 years – cysteamine toxicity Age 16 years – fully matched HLA transplant Acute GvHD First few months Kidney function stabilized Polyuria resolved 6 months Photophobia score reduced from 5 (unable to open eyes even inside dark room) to 0 (no photophobia) Cystine crystal reduction (31%) in macrophages in gastric mucosa at 30 months post transplant BEFORE TRANSPLANT 30 MONTHS POST TRANSPLANT Arrows/arrowheads point to tissue macrophages

Investigator-sponsored* study of AVR-RD-04 in cystinosis patients Patients Key Objectives Up to 6 patients Adults and adolescents Cohorts 1-2 ≥18 years; Cohort 3 ≥14 years Male and Female On oral and ophthalmic cysteamine Safety and efficacy Actively recruiting PHASE 1/2 Investigator-Sponsored Trial* * Sponsored by University of California, San Diego Note: AVR-RD-04 aka CTNS-RD-04 First patient dosed

PATIENT 1 Age of symptom onset / diagnosis 0 year / 8 months Age dosed with AVR-RD-04 20 years Gender Male Mutation Allele 1: LDM1 Allele 2: Nt1035 (insC) Primary disease signs and SoC treatment related symptoms, including Fanconi syndrome Polyuria Corneal abnormalities Mild photophobia Vomiting Granulocyte Cystine levels at baseline (nmol half cystine per mg protein)* 7.8 Comments NO kidney transplant Cysteamine 1125 mg p.o. every 12 h/day since 2009; discontinued prior to AVR-RD-04 infusion Cysteamine eyedrops 4-5x/day Concomitant medications not listed Cystinosis AVR-RD-04 Phase 1/2 Patient Characteristics Note: AVR-RD-01 aka CTNS-RD-04

No SAEs reported No AEs or SAEs related to AVR-RD-04 drug product AEs reported Consistent with myeloablative conditioning and underlying disease N = 22 (moderate = 9, mild = 13) Phase 1/2 Cystinosis 1 patient dosed No unexpected safety events or trends identified Note: Safety database cut as of January 27, 2020 AE: Adverse Event; SAE: Serious Adverse Event Post-treatment (n = 16, not all events listed) Alopecia, intermittent diarrhea, vomiting Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia Pre-treatment and prior to conditioning (n = 6, not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting

Patient 1: Initial data suggest positive trends across multiple measures Granulocyte Cystine (nmol half cystine/mg protein) Average Granulocyte Cystine Levels PRIMARY EFFICACY ENDPOINT VCN (Drug Product = 2.1) 1 month 2.9 2 months 3.0 3 months 2.0 SECONDARY ENDPOINTS 7.8 1.3 1.5 1.5 Asymptomatic Heterozygous Carrier Granulocyte Cystine Range: 0.2 – 1 .9 nmol half cystine/mg protein Source: Gertsman I et al., Clinical Chemistry, 2016 VCN: Vector Copy Number; CTNS: Cystinosin, Lysosomal Cystine Transporter; mRNA: Messenger Ribonucleic Acid; eGFR: Estimated Glomerular Filtration Rate; SCr: Serum Creatinine *Data obtained using a novel experimental methodology utilizing optical coherence tomography, to image crystals in the skin behind the ear Urine Volume 24h Urine in L Kidney Function Levels of Cystine in Skin* μm3 Two skin areas, behind the ear and ‘optional’, averaged Experimental in vivo confocal microscopy Caliber Vivascope® 3000 reflectance confocal imager Adapted for skin imaging; papillary dermis 16–40 µm Analysis and quantification – 3D Image-Pro software 2,187 1,493 SCr (mg/dL) normal range: 0.7-1.2 eGFR (mL/min/1.73m2) normal range: >90 CYSTINOSIS PHASE 1/2

CYSTINOSIS PHASE 1/2 (max per day) OFF Cysteamine ON Cysteamine After Gene Therapy (at 3 months post-gene therapy) Before Gene Therapy 52 21 Number of Medications and Supplements Patient 1: Reduced treatment burden at 3 months NOTE: Investigational gene therapy

Thought Leader Q&A Cystinosis

Fabry Disease AVR-RD-01

Goals for gene therapy in Fabry disease UNMET NEEDS: Kidney function Unmet needs: proteinuria, polyuria, kidney failure Cardiac function Unmet needs: left ventricular hypertrophy, fibrosis, heart failure Neuropathic pain Unmet needs: pain and burning sensations in hands and feet, pain crises Everyday burden of illness and life expectancy Unmet needs: fatigue, inability to sweat, joint pain, abdominal pain, diarrhea, vomiting, cloudy vision, hearing loss, tinnitus, rash, angiokeratomas, biweekly infusions, shortened lifespan CNS complications Unmet needs: TIA/stroke, depression, impaired executive function, white matter hyperintensities Sources: Wanner C et al, Med Genetics and Metab, 2018; Burlina A, JIEMS, 2016 CNS: Central Nervous System; TIA: Transient Ischemic Attack

Two AVR-RD-01 Fabry clinical trials 9 patients dosed across Phases 1 and 2, including first patient dosed with platoTM PHASE 2 AVRO – FAB-201 Trial Patients Patients Key Objectives Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (4 patients dosed to-date) Treatment-naïve 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy PHASE 1 Investigator-Sponsored Trial* Actively enrolling FAB-201 = AVRO-RD-01-201 Study * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada ERT: Enzyme Replacement Therapy

PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Age of symptom onset / diagnosis 10 / 19 years 36 / 37 years 13 / 13 years 9 / 9 years Age dosed with AVR-RD-01 21 years 46 years 40 years 26 years Mutation c.1021G>A (p.E341K) c.644A>G (p.N215S) c.639+1G>T c.833dupA Primary disease signs and symptoms Kidney disease Chronic pain GI symptoms Decreased cold sensation Cardiac disease Peripheral neuropathy Chronic pain Increased tiredness GI symptoms Intermittent tinnitus Mild high frequency hearing loss Raynaud’s syndrome Kidney disease GI symptoms Peripheral neuropathy Bilateral deafness Tinnitus Peripheral edema Decreased cold sensation Chronic pain Peripheral neuropathy Neuropathic shuffling gait Lethargy Temperature intolerance Tinnitus Hearing loss GI symptoms Leukocyte AGA enzyme activity at baseline (nmol/hr/mg protein) 0.10* 2.38** 0.58** 0.46** Plasma lyso-Gb3 at baseline (nM) 202*** 8*** 147*** 92*** Comment IgA deposits in kidney biopsy Cardiac variant, not a classic Fabry male Fabry FAB-201 Patient Characteristics Treatment-naïve Fabry patients * Mayo Lab, ref range ≥23.1 nmol/hr/mg ** Rupar Lab, ref range 24-56 nmol/hr/mg *** Reference value ≤ 2.4 nM AGA: α‑galactosidase A; Lyso-Gb3: Globotriaosylsphingosine; GI: Gastrointestinal; IgA: Immunoglobulin-A

Patient 1: 87% substrate reduction in kidney biopsy at 1 year Average number of Gb3 inclusions per peritubular capillary (PTC) Baseline 1 Year (48 weeks) 3.55 0.47 Unpaired t-test for difference between n=55 PTCs at baseline vs. n=101 PTCs at 1 year; p < 0.0001 Error bar represents the standard deviation 3.55 Mean Number of Gb3 Inclusions per PTC Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC FAB-201-1: First patient in FAB-201 clinical trial PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary FAB-201 FABRY PHASE 2

Infuse AVR-RD-01 Day 0 Infuse AVR-RD-01 Day 0 *Lab A: Mayo Clinic Laboratories; Lab B: Rupar Laboratory; Lab A Reference Range: >23.1 nmol/hr/mg; Lab B Reference Range: 24–56 nmol/hr/mg †Reference Range: 5.1–9.2 nmol/hr/mL AGA: α-galactosidase A Patient 1: Multiple data trends sustained up to 18 months Leukocyte + Plasma AGA Enzyme Activity Leukocyte AGA (nmol/hr/mg protein)* Plasma AGA (nmol/hr/mL protein)† Drug Product VCN: 0.7 Vector Copy Number (VCN) VCN/Diploid Genome – PBMCs VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells KIDNEY FUNCTION remains within normal range at 12 mos. CARDIAC FUNCTION remains within normal range at 12 mos. mGFR mL/min/1.73 m2 eGFR mL/min/1.73 m2 EF (%) LV Mass (Absolute) (g) LV Mass Index (Normalized) (g/m2) Baseline Month 12 *Source: https://www.kidney.org/atoz/content/gfr mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate Source: Alfakih K et al, J Magn Reson Imaging, 2003 EF: Ejection Fraction; LV: Left Ventricular Normal Range mGFR/eGFR Average 116* mL/min/1.73 m2 Male (20–39 years) Reference Range Mean Values ± SD 64.3 ± 4.2% 138.9 ± 24.5 g 67.8 ± 10.7 g/m2 Male (20–39 years) Baseline Month 12 Infuse AVR-RD-01 Day 0 Plasma AGA Missing Plasma AGA Analysis Leukocyte AGA (Lab B) Leukocyte AGA (Lab A) Lyso-Gb3, Plasma (nM)* Total Gb3 Lyso-Gb3 Plasma Lyso-Gb3 and Total Gb3 Total Gb3, Plasma (nM)† *Reference Value: 2.4 nM †Reference Value: 4961 nM; 6012 nM before August 2018 (until Day 28 for Patient 1) Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Note: Patient #1 had a skin biopsy score of 3 (severe accumulation) at baseline, a score of 2 (moderate accumulation) at 6 months and a score of 1 (mild accumulation) at 12 months FAB-201 FABRY PHASE 2

Patient 2: Multiple data trends sustained up to 12 months Plasma AGA Leukocyte AGA Drug Product VCN: 0.5 VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells *Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg †Reference Range: 5.1–9.2 nmol/hr/mL AGA: α-galactosidase A Infuse AVR-RD-01 Day 0 KIDNEY FUNCTION remains within normal range mGFR mL/min/1.73 m2 eGFR mL/min/1.73 m2 EF (%) LV Mass (Absolute) (g) LV Mass Index (Normalized) (g/m2) Baseline Month 12 Source: https://www.kidney.org/atoz/content/gfr mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate Source: Alfakih K et al, J Magn Reson Imaging, 2003 EF: Ejection Fraction; LV: Left Ventricular Reference Range Mean Values Male 40-49 years 55–65% 58–91 g/m2 Baseline Month 12 Normal Range mGFR/eGFR Average 99 mL/min/1.73 m2 Male (40–49 years) CARDIAC FUNCTION remains within normal range Infuse AVR-RD-01 Day 0 Total Gb3 Lyso-Gb3 *Reference Value: 2.4 nM; †Reference Value: 4961 nM Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Infuse AVR-RD-01 Day 0 Note: As patient #2 is a cardiac variant of Fabry disease, this patient had a skin biopsy score of 0 (trace or no accumulation) at baseline and at 6 months Leukocyte + Plasma AGA Enzyme Activity Vector Copy Number (VCN) Plasma Lyso-Gb3 and Total Gb3 Leukocyte AGA (nmol/hr/mg protein)* Plasma AGA (nmol/hr/mL protein)† VCN/Diploid Genome – PBMCs Lyso-Gb3, Plasma (nM)* Total Gb3, Plasma (nM)† FAB-201 FABRY PHASE 2 – Cardiac Variant

Drug Product VCN: 1.4 VCN/Diploid Genome – PBMCs Leukocyte + Plasma AGA Enzyme Activity Vector Copy Number (VCN) Leukocyte AGA (nmol/hr/mg protein)* Plasma AGA (nmol/hr/mL protein)† Plasma AGA Leukocyte AGA *Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg †Reference Range: 5.1–9.2 nmol/hr/mL AGA: α-galactosidase A VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells Infuse AVR-RD-01 Day 0 Plasma Lyso-Gb3 and Total Gb3 Lyso-Gb3, Plasma (nM)* Total Gb3, Plasma (nM)† Total Gb3 Lyso-Gb3 *Reference Value: 2.4 nM †Reference Value: 4961 nM Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Infuse AVR-RD-01 Day 0 Infuse AVR-RD-01 Day 0 Skin Biopsy Score (Patient 3) Baseline 2 6 months 2 Plasma AGA Enzyme Activity Infuse AVR-RD-01 Day 0 Patient 3: Initial divergent profile with 9 months data trending toward anticipated long-term engraftment FAB-201 FABRY PHASE 2

Anti-AGA antibodies Transient low titer in 1 patient AEs and SAEs reported FAB-201 No unexpected safety events or trends identified No AEs or SAEs related to AVR-RD-01 drug product AEs (n = 98): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 1 or 2 (n = 72) Grade 3 or 4 (n = 30) SAEs: (n = 4) Pre-treatment and prior to conditioning Seizure (grade 2) Post-treatment Dehydration, nausea, vomiting (grade 3) Febrile neutropenia (2 patients, grade 3 & 4) Note: The first three patients in the FAB-201 trial had been dosed prior to the safety data cut-off date of November 26, 2019; the fourth patient, who was dosed following the safety cut-off date, has reported an SAE related to non-neutropenic fever, which was not attributed to AVR-RD-01 AE: Adverse Event; SAE: Serious Adverse Event NOTE: AVR-RD-01 is an investigational gene therapy

Two AVR-RD-01 Fabry clinical trials PHASE 1 Investigator-Sponsored Trial* Patients Patients Key Objectives Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (4 patients dosed to-date} Treatment-naive 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy PHASE 2 AVRO – FAB-201 Trial Actively enrolling 9 patients dosed across Phases 1 and 2 FAB-201 = AVRO-RD-01-201 Study * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada ERT: Enzyme Replacement Therapy

PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 Age of symptom onset / diagnosis 18 / 37 years 9 / 29 years 10 / 0 years 7 / 4 years 10 / 14 years Years on ERT 11 years 6 years 4 years 11 years 2 years Age dosed with AVR-RD-01 48 years 39 years 40 years 37 years 30 years Mutation c.962A>G (p.Q321R) c.1033T>C (p.S345P) c.427G>C (p.A143P) c.427G>C (p.A143P) (p.Y134S) Primary disease signs and symptoms Kidney disease Cardiac disease GI pain GI diarrhea Angiokeratoma Insomnia Kidney disease Cardiomyopathy Hypohidrosis Corneal verticillata Peripheral neuropathy GI symptoms Angiokeratoma Lymphedema Acroparesthesia Cardiac Disease Tinnitus Headaches Dizziness Acroparesthesia Cardiac Disease Hypohidrosis Tinnitus Corneal verticillata Angiokeratoma GI symptoms Kidney disease Hypertension Hypohidrosis Tinnitus Migraines Impaired hearing Angiokeratoma Sleep apnea Asthma Depression Leukocyte AGA activity at baseline (nmol/hr/mg protein) 2.1* 1.1* 0.6* 2.2* 1.0* Plasma lyso-Gb3 at baseline (nM) 25** 26** 59** 29** 16** ERT discontinuation status 18 months after gene therapy dose Did not resume ERT after gene therapy dose 6 months after gene therapy dose Fabry Phase 1 Patient Characteristics ERT-Treated Fabry Patients * Rupar Lab, ref range 24-56 nmol/hr/mg ** Reference value ≤ 2.4 nM Note: AGA: α‑galactosidase A; ERT: Enzyme Replacement Therapy; GI: Gastrointestinal; Lyso-Gb3: Globotriaosylsphingosine

Patients 1-5: Plasma lyso-Gb3 reduction sustained up to 32 months Gene Tx + Off ERT Gene Tx + ERT ERT No ERT Gene Tx Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 26% reduction from baseline ERT OFF ERT 18.8 14.0 33.3 10.0 35.7 25.3 26.1 58.5 29.1 15.8 All patients who have discontinued ERT remain off ERT Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Tx: Therapy 47% reduction from baseline ERT ON ERT 43% reduction from baseline ERT OFF ERT 23% increase from baseline ERT OFF ERT 37% reduction from baseline ERT ON ERT FABRY PHASE 1

Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Plasma AGA Activity (nmol/hr/mL) Infuse AVR-RD-01 Day 0 = Leukocyte AGA Activity (nmoles/hr/mg protein) 150 100 50 0 300 250 350 = Infuse AVR-RD-01 Day 0 AGA: α-Galactosidase A Consistent trends across all patients, 4 patients > 1 year Patients 1-5: Leukocyte and plasma enzyme activity sustained up to 32 months FABRY PHASE 1

Drug Product VCN Patient 1 0.7 Patient 2 1.4 Patient 3 0.8 Patient 4 1.4 Patient 5 1.2 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 VCN (per cell) Infuse AVR-RD-01 Day 0 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene VCN: Vector Copy Number 4 patients with 1+ years data VCN stable at 32 months with consistent trend across all other patients FABRY PHASE 1

Reduction of pre-existing anti-ERT drug IgG antibodies following AVR-RD-01 Suggests potential as a therapeutic option independent of pre-existing antibodies San Raffaele Telethon Institute for Gene Therapy (SR-TIGET) Change in pre-existing antibodies reported for Hurler disease (MPS-1) Ex vivo LV-CD34+ gene therapy with conditioning N = 6 Evaluable patients (5/6) demonstrated sustained, supraphysiologic blood IDUA activity 4/5 prior ERT (rhIDUA) exposure (5-28 months) 4/5 pre-existing ERT-induced IgG antibodies 6/6 anti-rhIDUA IgGs undetectable 2 months post gene therapy Source: Gentner B et al., Blood, 2019 Similar Results Observed in Other Studies FABRY PHASE 1 Fabry Disease Phase 1 IgG Antibody Titer ERT: Enzyme Replacement Therapy; IgG: Immunoglobulin G; MPS-1: Mucopolysaccharidosis Type 1; IDUA: Iduronidase: SR-TIGET: San Raffaele Telethon Institute for Gene Therapy; LV: Lentiviral; rhIDUA: Recombinant Human alpha-L-Iduronidase Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 IgG Antibody Titer Infuse AVR-RD-01 Day 0 Negative Control Positive Control ~ ~

ERT ERT + Gene Therapy Gene Tx Gene Therapy Normal Kidney Function Mild CKD Moderate CKD Severe CKD No ERT Patient 1: Kidney function stable at 32 months eGFR: Estimated Glomerular Filtration Rate; ERT: Enzyme Replacement Therapy; TX: Therapy; CKD: Chronic Kidney Disease FABRY PHASE 1

Anti-AGA antibodies Pre-existing low titers detected in 4 patients AEs and SAEs reported Phase 1 Fabry 5 patients dosed No unexpected safety events or trends identified No SAEs related to AVR-RD-01 drug product AEs (n = 128): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions SAEs (n = 2): Febrile neutropenia (grade 3) Thrombophlebitis (grade 2) Note: Safety data cut November 26, 2019 AE: Adverse Event; SAE: Serious Adverse Event NOTE: AVR-RD-01 is an investigational gene therapy

Fabry disease target product profile (T.P.P.) Potential attributes intended to support first-line use Fabry T.P.P. SAFETY No short or long-term safety complications Hard to reach compartments Kidney (podocytes) Heart Brain DURABILITY Life-long ALL PATIENT SEGMENTS No restrictions on pre-existing antibodies to: Gene therapy Enzyme in previously ERT-treated patients Adult and pediatric patients No mutation exclusions EFFICACY DISTRIBUTION 24/7 production of enzyme CONVENIENCE Single dose therapy ERT: Enzyme Replacement Therapy Note:  Potential attributes represent desired target product profile, and are not intended, and should not be interpreted, to be attributes of AVROBIO’s current investigational gene therapies, which are being studied for safety and efficacy and have not been approved by the FDA or any other regulatory body.

Deanna Petersen Chief Business Officer Monique da Silva SVP, Corporate Communications Jose Gomez SVP, Global Market Access & Value Building commercial capabilities Led commercial teams for LSDs at SanofiGenzyme Head of Commercial at SOBI, a rare disease company Led global strategic marketing and global market access functions at AveXis Led market access, global strategic pricing and reimbursement functions for LSDs at Shire Led communications strategy through launch at Spark Therapeutics Led communications functions at Biogen and OgilvyPR Led Shire’s rare disease business development and M&A Responsible for Shire’s rare disease pipeline strategy Holly May Chief Commercial Officer 50+ product launches, including 2 gene therapies

Thought Leader Q&A Fabry disease

Gaucher Disease AVR-RD-02

Goals for gene therapy in Gaucher Type 1 Disease UNMET NEEDS: Bone-related manifestations Unmet needs: bone pain, avascular necrosis, bone crisis, osteoporosis, fractures, joint destruction, skeletal abnormalities Hemoglobin levels and platelet counts Unmet needs: anemia, thrombocytopenia, easy bruising, bleeding Hepatosplenomegaly Unmet needs: enlarged liver, enlarged spleen CNS complications Unmet needs: Increased risk of GBA-Parkinson’s disease Everyday burden of illness, and life expectancy Unmet needs: fatigue, pain, lung disease, biweekly infusions, shortened lifespan Sources: Grabowski G et al, Online Metabolic and Molecular Bases of Inherited Disease, 2018; Weinreb N et al, AJH, 2008; Pastores G et al, Semin Hematol, 2004 CNS: Central Nervous System; GBA: gene coding for glucocerebrosidase

GAU-201: Phase 1/2 study in Gaucher Type 1 patients Actively recruiting Patients Key Objectives n = 8 - 16 Type 1 Gaucher Treatment naïve or on ERT 16 - 35 year-old Male and Female Safety, Engraftment, Efficacy, ERT-independence PHASE 1/2 AVR-RD-02 Trial GAU-201: AVR-RD-02 Study; ERT: Enzyme Replacement Therapy

plato™ –– AVROBIO’s foundation designed to scale gene therapy worldwide State-of-the-art technologies including automated manufacturing platform Redefines manufacturing best practices Optimized for performance plato™: Three upgrades designed to optimize potency, safety and durability UPGRADES Increase enzyme activity Increase transduction efficiency Increase VCN Increase marrow space / engraftment Increase consistency and safety 1 | Vector 2 | Conditioning 3 | Automation Upgrades designed to increase Vector Copy Number (VCN), enzyme activity, chimerism and durability * * TDM (therapeutic drug monitoring)

VCN Transduction Efficiency VECTOR UPGRADE: Metrics compared to academic process plato™ UPGRADE 1 (per diploid genome) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (%) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (nmol/hr/mL) Enzyme Activity PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Mean = 4.8 2.2x Increase vs. Mean Mean = 0.9 1.8x Increase vs. Mean Mean = 23.3 2.2x Increase vs. Mean FAB-201 FAB-201 FAB-201 VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study NOTE: Data is from drug product FAB-201 patient #4 drug product data with plato™

VECTOR UPGRADE: Metrics compared to academic process plato™ UPGRADE 1 VCN (per diploid genome) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 1 Transduction Efficiency (%) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 1 FAB-201 CYS-101 FAB-201 CYS-101 FAB-201 with plato™ 4-plasmid vector (LV2) Bu TDM conditioning Automated manufacturing AVR-RD-04 with “plato™-like” 4-plasmid vector Bu TDM conditioning Manual manufacturing 1.8x Increase vs. Mean 2.2x Increase vs. Mean 3.3x Increase vs. Mean* 2.2x Increase vs. Mean* Mean = 0.9 Mean = 23.3 BU TDM: Busulfan Therapeutic Drug Monitoring; VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study; CYS-101: AVR-RD-04 Study; LV: Lentiviral Vector Manufactured at UCLA using UCLA’s assays and methodologies NOTE: Data is from drug product FAB-201 and AVR-RD-04 drug product data plato™ UPGRADE 2 PRECISION CONDITIONING UPGRADE: Lowest rate of adverse events in the Bu90 range Optimized precision dosing designed to enhance tolerability Targeted busulfan intended to balance optimal engraftment with enhanced safety Adverse Event Probability Optimal Exposure 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity Non-Malignant Disorders (n=465 patients) Meta-analysis of 465 patients identified optimal exposure Bu: Busulfan; AUC: Area Under the Curve Sources: Bartelink IH et al, Lancet Haematol, 2016

G-CSF: granulocyte colony stimulating factor; PERI-INFUSION PERIOD: time from infusion to discharge; TDM: therapeutic drug monitoring; HSC: hematopoietic stem cell Notes: Illustrative only. AEs will vary patient by patient, see busulfan label for a complete list of side-effects. Ambulatory care based on oncology setting with higher intensity conditioning PERSONALIZED CONDITIONING WITH PRECISION DOSING APHERESIS DRUG PRODUCT PERI-INFUSION PERIOD 2 clinic visits 10-12 hr clinic visits G-CSF IV Busulfan 3- 20 x 106 CD34+ cells/kg TDM BLOOD DRAWS To monitor neutrophil and platelet counts D 0 D -66 D -4 D -5 D -6 D -2 D -3 D -1 D 1 - 7 D 15 - 28 D -65 D -67 D -68 D -69 D -70 SHIPPED TO MANUFACTURER Plerixafor SubQ Ambulatory care occurring in close proximity to hospital 4 clinic visits DAILY SEQUENTIAL BLOOD DRAWS Age/Weight Informed Dose AUC Informed Dose AUC Informed Dose AUC Informed Dose STARTING DOSE: 3.2 mg/kg TARGET AUC: 90 mg•hr/L +/- 10% Anticonvulsant tablets BID HSC PRECISION CONDITIONING UPGRADE: Precision dosing via state-of-the-art patient therapeutic drug monitoring (TDM) plato™ UPGRADE 2 Change in neutrophils Change in platelets G-CSF If needed, to increase neutrophil counts Platelet infusion If needed, to increase platelet levels Nausea, mucositis, diarrhea Fever, headache, asthenia Skin rash Hair thinning / loss MONITORING & MANAGEMENT OF POTENTIAL SIDE EFFECTS Side-effects typically peak over 2-4 days D 8 - 14

Absolute Neutrophil Counts Platelet Counts PRECISION CONDITIONING UPGRADE: Rapid neutrophil and platelet count recovery Cystinosis Patient 1 Fabry Patients 1 – 3 Fabry Patient 4 Cystinosis Patient 1 Fabry Patients 1 – 3 Fabry Patient 4 Fabry: Patients #1-3 Melphalan 100mg/m2; Patient #4 Busulfan ‘AUC 90’; Cystinosis: Patient #1 Busulfan ‘AUC 90’ Dashed Lines: Threshold levels for prophylactic supportive care in HSC Tx; ANC <0.5 x 109 per liter (AABB); Platelets <10 X 109 cells/L (AABB) NOTE: Neutrophil counts - Cystinosis G-CSF administration post gene therapy: Pt 1: 5 Doses, Day 15 – 19; Fabry G-CSF administration post gene therapy: Pt 1: 7 Doses, Day 7 – 14, Pt 2: 11 Doses, Day 7 – 17, Pt 3: 6 Doses, Day 7 – 12, Pt 4: 5 Doses, Day 8 – 12 NOTE: Platelet counts - Cystinosis Platelet Transfusion: Pt 1: Day 17 & 18; Fabry Platelet Transfusion: Pt 1: Day 10; Pt 2, 3: Day 11, Pt 4: no transfusion plato™ UPGRADE 2 Similar for busulfan and melphalan across Fabry and cystinosis patients

BONE MARROW Potential for widespread microglia engraftment throughout the brain MICROGLIA PERIPHERAL TISSUE Mature Blood Cells Enzyme Neuron Microglia Enzyme Astrocyte Lymphocyte Granulocyte Bloodstream Monocyte Enzyme Macrophage Mature cells area Progenitors area HSC area Bone TRANSDUCED CD34+ CELLS Viscera CNS/PNS IN THE BONE MARROW Busulfan eliminates hematopoietic (CD34+) stem and progenitor cells making space for gene-modified cells BRAIN Busulfan crosses blood-brain barrier and eliminates resident microglia cells making space for gene-modified cells PRECISION CONDITIONING UPGRADE: Designed to access “hard-to-reach” compartments plato™ UPGRADE 2

PRECISION CONDITIONING UPGRADE: Designed to access “hard-to-reach” compartments, including the brain Widespread engraftment in regions critical for cognitive, motor, olfactory, and visual function Engrafted microglia/microglia-like cells have comparable morphology and classical lineage markers with endogenous microglia GFP: Marker of engrafted cells Iba1: Marker of microglia cells DAPI: Nuclear stain irrespective of cell type MRI: 54 year old with Fabry disease demonstrating white matter lesions (WMLs) Global microglial coverage of mouse brain at 4 months post gene-modified HSC transplantation 2 plato™ UPGRADE Source: Buechner S, J. Neurol, Neurosurg, Psychiatry, 2008 MRI: Magnetic Resonance Imaging; ERT: Enzyme Replacement Therapy; WMLs: White Matter Lesions; HSC: Hematopoietic Stem Cell

AUTOMATION UPGRADE: Automated, scalable manufacturing system Expanded Scale Potential to reach thousands of patients per year Broader Reach Portable platform designed for flexible global production using low grade clean rooms High Quality Automated, closed system designed to improve quality and consistency Enhanced Convenience Cryopreservation simplifies logistics and patient scheduling Lower Costs Designed to create efficiencies in vector design / scalable cell and vector production 3 plato™ UPGRADE Designed to elevate quality and overcome historic CMC bottlenecks

Drug product production Scalable, global production suites Frozen in aliquots to streamline supply chain CD 34+ hematopoietic stem cells Vector production Large bioreactor 200 liter serum-free suspension culture Automated, closed system Vector with disease-specific transgene INCREASE CONSISTENCY HIGH VOLUME / TITRE 1 2 3 COST-EFFECTIVE SCALE-OUT Cryopreserved to enable convenient dosing Illustrative * AUTOMATION UPGRADE: Designed to deliver large-scale manufacturing 3 plato™ UPGRADE * European manufacturing capabilities planned for 2H 2020; manufacturing capabilities currently in place in U.S. & Australia Differentiated, cost-effective approach

AUTOMATION UPGRADE: Global manufacturing established Automated systems operational in 3 sites with 4th in progress plato™ UPGRADE 3 U.S. Operational U.S. Operational Australia Operational Europe In progress

DRUG PRODUCT VECTOR (200 L scale bioreactor runs (109 titre)) 4 production suites ~12 runs per year per suite ~50 patients per run 2,400 PATIENTS ANNUALLY 3 global production suites 8 automated units per suite 100 patients per unit per year 2,400 PATIENTS ANNUALLY Illustrative AUTOMATION UPGRADE: Poised to manufacture at scale plato™ UPGRADE 3 Designed to optimize potency and safety, and overcome historic CMC bottlenecks

3 UPGRADES IN PLACE: plato™ metric compared to academic process plato™ UPGRADE 1, 2, 3 (nmol/hr/mL) Plasma Enzyme Activity PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Mean = 1.5 4x Increase vs. Mean FAB-201 FAB-201: AVR-RD-01 Study FAB-201 ONE MONTH data for patient #4 with plato™ vs. patients #1-3

Milestones anticipated across the pipeline in 2020 FABRY Continue recruitment in FAB-201 Continue to report data, including initial platoTM patient data GAUCHER Enroll first patient in GAU-201 in Q1 2020 with dosing in Q2 2020 Report initial patient data in H2 2020 Continue enrollment in investigator-sponsored trial Continue to report patient data CYSTINOSIS AVROBIO to hold first R&D Day in 2020 POMPE Complete preclinical IND-enabling activities

Key takeaways Growing Fabry data set continues to support potential first-line use 9 patients now dosed across Phase 1 and Phase 2 trials Early cystinosis data suggests potential gene therapy impact Cystine level reductions in granulocytes and skin; urine volume reduction Reporting data across 3 gene therapy programs in 2020 Continued readouts expected across Fabry, cystinosis and Gaucher trials Initial platoTM in-vivo enzyme levels 4x greater than academic process 1-month plasma enzyme level for first Fabry patient dosed with plato vs. initial Phase 2 patients plato automated manufacturing operational in US and AU Europe in progress